COLUMBIA FUNDS SERIES TRUST I

Columbia Small Cap Value Fund I

(the “Fund”)

Supplement dated July 3, 2012 to the prospectuses

dated November 1, 2011, as supplemented

The prospectuses for the Fund are hereby supplemented by adding the following sub-section under “Choosing a Share Class – The Funds” (for the Fund’s prospectus offering Class A, B, C, I and R shares), “About Class Y Shares – The Funds” (for the Fund’s prospectus offering Class Y shares) and “About Class Z Shares – The Funds” (for the Fund’s prospectus offering Class Z shares):

Fund Closed

The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund on or prior to June 30, 2010 may continue to make additional purchases in their accounts. Any retirement plan may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares if the retirement plan or another retirement plan with the same or an affiliated plan sponsor had invested in the Fund as of June 30, 2010 and holds Fund shares at the plan level. Any discretionary wrap program that held Fund shares as of June 30, 2010 may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares. All retirement plans and discretionary wrap programs that have approved the Fund as an investment option as of June 30, 2010, but that had not opened an account as of that date, may open an account and make purchases of Fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opens its initial account with the Fund prior to December 31, 2010. All discretionary wrap programs and discretionary model retirement asset allocation programs that follow an asset allocation model that includes the Fund as an investment option as of June 30, 2010 may open an account and make purchases of Fund shares and add new accounts. Any Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code that had accounts that hold Fund shares as of June 30, 2010 may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares.

Shareholders should retain this Supplement for future reference.

C-1361-3 A (7/12)